UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                 ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 26, 2019, Citi Trends, Inc. (the “Company”) issued a press release reporting its financial results for its third quarter ended November 2, 2019. A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1, the contents of which are incorporated herein solely for purposes of this Item 2.02 disclosure.

The information in this Item 2.02, including the press release attached to this Current Report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 2.02, including the press release, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2019, the Company announced the election of Peter R. Sachse, a current member of the Company’s Board of Directors and the Special Advisor to the CEO, to the position of Interim Chief Executive Officer, effective as of December 9, 2019. Bruce D. Smith will resign as Chief Executive Officer, effective as of December 9, 2019, but, as previously disclosed, will continue to serve as President and Secretary and remain a member of the Company’s Board of Directors until February 1, 2020.

Mr. Sachse, age 61, has served as a director of the Company and the Special Advisor to the CEO of the Company since June 2019. Mr. Sachse also serves as director at the Sachse Family Fund, an early stage investor in digital startups, since March 2017. Previously, Mr. Sachse spent 34 years in various positions at Macy’s, Inc., including as the Chief Growth Officer from February 2016 until January 2017, Chief of Innovation and Business Development from February 2015 to February 2016, Chief Stores Officer from February 2012 to February 2015, Chief Marketing Officer from February 2009 to February 2012 (a title which he also held from June 2003 to May 2007), and President of Corporate Marketing from May 2007 to February 2009. Mr. Sachse was also Chairman and Chief Executive Officer of the macys.com division of Macy’s, Inc. from April 2006 to February 2012. Mr. Sachse has served as a director of Mattress Firm since February 2019, and previously served as a director of XO Group Inc., a media and technology company that provides content, tools, products and services for couples who are planning weddings, creating a home, and starting a family, from February 2010 until December 2018 and from October 2006 through April 2007, and as an observer to the board from April 2007 to February 2010. Mr. Sachse also previously served as a director of Charitybuzz Inc., a for-profit internet company that raises funds for nonprofit organizations through online charity auctions with celebrities and brands, from 2012 until 2015. Prior to serving in these roles, Mr. Sachse was President and Chief Operating Officer of The Bon Marche, a department store chain launched in Seattle. He began his retail career with Macy’s, Inc. in Kansas City. He also served as Executive Vice President/General Merchandise Manager at Macy’s East and later as Vice Chair/Director of Stores of Macy’s East.

In connection with his election as Interim Chief Executive Officer, Mr. Sachse will receive base compensation of 54,166.67 per month, and will receive a $70,000 starting bonus. Mr. Sachse will be eligible to receive an annual cash bonus for fiscal year 2020 based upon achievement of certain performance goals, with a target amount equal to 100% of his annualized base compensation and an opportunity to earn up to 200% of the target amount to the extent performance goals are exceeded. In addition, Mr. Sachse will be granted a fully vested stock award having a value of $400,000, with the number of shares determined based on the stock price on December 9, 2019. Mr. Sachse will be eligible for additional awards of restricted stock units (RSUs) having an aggregate value of $800,000 as of December 9, 2019, to be granted in nine monthly installments, with the number of RSUs granted in each installment determined by dividing $88,889 by the stock price on December 9, 2019, with each grant contingent on Mr. Sachse serving as Interim Chief Executive Officer on the grant date. The RSUs will vest and convert to shares in three equal installments on December 9, 2020, December 9, 2021 and December 9, 2022, subject to Mr. Sachse continuing to serve as Interim Chief Executive Officer or as a member of the Board of Directors on the vesting date.

A copy of the press release announcing the election of Mr. Sachse is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the portion of the press release relating to such election is incorporated herein by reference.

Item 8.01.	Other Events.

On November 26, 2019, the Company also announced that the Company’s Board of Directors has approved a share repurchase program authorizing the Company to repurchase up to $25 million of its common stock (the “Share Repurchase Program”). Repurchases under the Share Repurchase Program may be made at management’s discretion from time to time, with no time limit, on the open market, in privately negotiated transactions or otherwise, in each case subject to compliance with all Securities and Exchange Commission rules and other legal requirements, and may be made in part under one or more Rule 10b5-1 plans, which permit stock repurchases at times when the Company might otherwise be precluded from doing so.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 26, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: November 26, 2019	By:	/s/ Stuart C. Clifford
	Name:	Stuart C. Clifford
	Title:	Senior Vice President and Chief Financial Officer